FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                             CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the Securities
                          Exchange Act of 1934


                              June 21, 2002



                        COMPUSONICS VIDEO CORPORATION
           (Exact Name of Registrant as specified in its charter)



    COLORADO                   0-14200                         84-1001336
--------------------       -------------------        -------------------
(State or other          (Commission file number)        (I.R.S. Employer
jurisdiction of                                     Identification Number)
incorporation or
organization)


   32751 Middlebelt Road, Ste. B
   Farmington Hills, MI                                              48334
----------------------------------------                      ------------
(Address of Principal Executive Offices)                         (Zip Code)


     Registrant's telephone number, including area code:  (248) 851-5651



                                  N/A
      Former name or former address, if changed from last report

Item 5:     Other Events

Effective June 14, 2002, Dave Scull resigned from his positions as Director, President, Chief Executive Officer and Chief Operating officer with CompuSonics Video Corporation (the "Registrant").

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 21, 2002

                        COMPUSONICS VIDEO CORPORATION



                                           By:  \s\ Thomas W. Itin
                                             ---------------------
                                                Thomas W. Itin
                                                Chairman